BASIS OF PRESENTATION	6 Months Ended
Jun. 30, 2013
Basis of Presentation [Abstract]
Basis of Presentation
NOTE 1 - BASIS OF PRESENTATION

The accompanying unaudited interim condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S GAAP") and on the same basis as the annual consolidated financial statements. In the opinion of management, the financial statements reflect all adjustments, which include only normal recurring adjustments, necessary to state fairly the consolidated financial position and results of operations of Orckit Communications Ltd. and its subsidiaries ("Orckit" or the "Company"). These consolidated financial statements and notes thereto are unaudited and should be read in conjunction with the Company's audited financial statements included in the Company's Annual Report on Form 20-F dated April 29, 2013, as filed with the Securities and Exchange Commission. The results of operations for the six and three months ended June 30, 2013 are not necessarily indicative of results that could be expected for the entire fiscal year.

The U.S. Dollar translations appearing in these financial statements are based on the representative exchange rate published by the Bank of Israel on actual relevant dates, or as on June 30, 2013, and are subject to change as the exchange rate of the New Israeli Shekel in relation to the U.S. Dollar fluctuates.

As per the date of these financial statements, the Company has suffered cumulative losses amounting to $372 million as well as a capital deficiency amounting to $11.5 million. The balances of cash and cash equivalents, restricted cash and long term investments have decreased during the last five years. In order to improve its cash position and reduce its expenses, the Company implemented in 2012 and 2013, cost reduction plans in which it dismissed a large portion of its headcount. The Company has liabilities towards noteholders amounting to approximately $18 million. The Company has the ability to finance its activities during the coming months from available cash balances.  In order to continue, it will need to raise further capital, through the sale of additional equity securities, raising senior debt, or commercializing a portion or all of its intellectual and intangible property.

These facts raise substantial doubt as to the Company's ability to continue as a going concern.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern and do not include any adjustments that might result from the outcome of this uncertainty.

On March 12, 2013, the Company entered into a strategic investment agreement ("Investment Agreement") with Networks3, Inc. a non-practicing entity controlled by Hudson Bay Capital Management. Pursuant to the agreement, Networks3 will pay the Company $8 million upon closing, of which $5 million is for the purchase of the Company's patent portfolio, $2.5 million is for the purchase of 4,747,409 newly issued ordinary shares of Orckit at the price of $0.52 per share (constituting approximately 12.5% of Orckit's outstanding share capital after giving effect to the issuance thereof), and $0.5 million is for the purchase of an unsecured subordinated note in the principal amount of $0.5 million, bearing interest at the applicable federal rate (approximately 1% per year), and maturing on the third anniversary of the closing of the proceeds, $5 million were designated to repay Orckit's Senior A notes and Senior B notes, and $3 million to finance the Company's ongoing activities. As part of the agreement, the Company has retained the right to use the patents.

In addition, Orckit was to be issued common stock of Networks3 constituting 10% of its outstanding capital stock and have the right to receive an agreed changing percentage of the profits of Networks3, if any, generated in the future by payments from third parties for past and future use of patents in the patent portfolio.

The closing of the Investment Agreement was conditioned upon various conditions, including the approval of the Israeli Office of the Chief Scientist of the sale of the patent portfolio on terms acceptable to Networks3 in its sole discretion, the retirement of Orckit's Senior A notes and Senior B notes for a consideration lower than the amount owed to them which requires a court approved arrangement with the note holders under Section 350 of the Israeli Companies Law.

On March 12, 2013, Orckit also entered into a note purchase agreement with two funds managed by Hudson Bay Capital to issue and sell to them senior secured notes in the aggregate principal amount of $5 million.  The transaction was consummated on March 18, 2013. The notes bear interest at the rate of 1.5% per year during the first four months and 15% per year thereafter. The notes were secured by a first priority lien on the patent portfolio of the Company and are guaranteed by Corrigent.

In connection with the above, Hudson Bay Capital deposited $5 million in a trustee account. Since the conditions for the right for offsetting between these amounts were met, the Company netted the $5 million senior secured notes liability with the $5 million of restricted cash in the trustee account. The notes were fully redeemed by the company as per date of this report.

On August 12, 2013 the Company announced that Networks3 Inc. has delivered a notice terminating the March 12, 2013 Investment Agreement on the grounds that one of the conditions precedent for closing the transactions contemplated by the Agreement has not been satisfied.

The Company is examining further steps, including the initiation of legal action to enforce its rights.

On August 21, 2013 the Company signed a non-binding understanding with ECI Telecom Ltd. ("ECI") with respect to the terms of a proposed transaction pursuant to which it would grant an exclusive license to ECI to develop, manufacture and sell products comprising Orckit's Packet Transport technology. If a definitive agreement is signed, the Company would be entitled to receive $4.5 million over a period of approximately four years on the account of royalties payable on the sales arising from said license and in consideration for the sale of inventory and research and development equipment to ECI.  As a condition to the transaction, ECI would hire certain present and former employees of Orckit (including key employees and one officer), on terms to be agreed between them.There can be no assurance that a definitive agreement will be signed.